UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Milestone Scientific Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MILESTONE SCIENTIFIC INC.

Notice of Annual Meeting of Stockholders

To be held on May 23, 2013

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held at Brown Rudnick, LLP, 7 Times Square, New York, New York on May 23, 2013 at 9:00 AM Eastern Time for the purpose of considering and acting upon the following:

1.	Election of four (4) directors;

2.	To approve the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers;

3.	To approve the non-binding advisory vote on the frequency of an advisory vote on executive compensation;

4.	Advisory approval of Holtz Rubenstein Reminick LLP as Milestone’s independent auditors for the fiscal year ending December 31, 2013; and

5.	Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors (the “Board”) has fixed the close of business on March 25, 2013 as the record date (the “Record Date”) for determining the stockholders having the right to notice of and to vote at the meeting.

By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Livingston, New Jersey

April 5, 2013

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on May 23, 2013:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

* * * * * * *

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on May 23, 2013

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (the “Company” of “Milestone”) to be used at the Annual Meeting of Stockholders and any adjournments thereof, to be held at Brown Rudnick, LLP, 7 Times Square, New York, New York on May 23, 2013 at 9:00 AM Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement (the “Annual Meeting”). The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about April 5, 2013.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on March 25, 2013 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 16,781,726 outstanding shares of common stock, par value $.001 per share (“Common Stock”). At the Annual Meeting, each share of Common Stock is entitled to one vote. In the aggregate, 16,781,726 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Stock outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2013; (iii) for the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officer; and (iv) to hold non-binding advisory votes on executive compensation every three years; and (v) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Directors are elected and the non-binding advisory approval on the frequency of an advisory vote on executive compensation will be determined by a plurality of the votes cast at the Annual Meeting. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as Milestone’s independent auditors for the fiscal year ending December 31, 2013 and the non-binding advisory approval of the resolution relating to the compensation of the Company’s Named Executive Officers, assuming a quorum is present, are approved by the affirmative vote of a majority of the votes cast for each of the matters by stockholders entitled to vote.

1 of 18

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

Milestone will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. Milestone will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

The Board currently consists of four directors: Leslie Bernhard, Leonard A. Osser, Pablo Felipe Serna Cardenas and Leonard M. Schiller. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Nominating Committee and the Board has nominated the four present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions and the period during which each has served as a director of Milestone. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board have been approved, recommended and nominated for re-election to the Board by Milestone’s Nominating Committee and by the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (2)(3)	68	Chairman of the Board and Director	2003
Leonard A. Osser	65	Chief Executive Officer and Director	1991
Pablo Felipe Serna Cardenas (1)	37	Director	2006
Leonard M. Schiller(1)(2)(3)	71	Director	1997

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of Nominating Committee

2 of 18

Recommendation of the Board

The Board recommends that the stockholders vote FOR the election of directors.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors and nominees are as follows:

Leslie Bernhard, Chairman of the Board

In October 2009, Leslie Bernhard assumed the position of Chairman of the Board, filing a position left vacant by Mr. Osser who assumed the position of Chief Executive Officer. Leslie Bernhard has been serving as an Independent Director (as defined below) of Milestone since May 2003 and was named Chairman of the Board in September of 2009. She co-founded AdStar, Inc. and since 1986 has served as its President, Chief Executive Officer and Executive Director. AdStar is an application service provider for the newspaper classified advertising industry. She serves on the Board of Directors of Universal Power Group (NYSE MKT:UPG) of Dallas, Texas and has done so since 2006. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board.

Leonard Osser, Chief Executive Officer

Mr. Osser has been Milestone’s Chief Executive Officer and a director since September 2009. Prior to that, he served as the Company’s Chairman from 1991 until September of 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of the Company. In September 2009, he resigned as Chairman of the Company, but remained a director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business.

Leonard M. Schiller, Director

Mr. Schiller has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980. Mr. Schiller became a Director of the Gravitas Cayman Corporation in February 2010. Gravitas Cayman Corporation is an Investment Fund. Mr. Schiller’s professional experience and background as an attorney and a partner of a law firm and with us, as one of our directors since 1997, have given him the expertise needed to serve as one of our directors.

Pablo Felipe Serna Cardenas, Director

Mr. Serna Cardenas has been a director of Milestone since June 2006. He is the founder of SPOT Investments, a European-based financial services firm. Previously, from 2001 to 2005, he was a director and Senior Manager at Dynamic Decisions Group Ltd, an equity research and valuation consulting firm. In that capacity, Mr. Serna Cardenas led the corporate finance team at Dynamic Decisions in investment banking and project valuation consulting. Prior to joining Dynamic Decisions, from 1999-2001, Mr. Serna Cardenas served as an associate with Real Options Group. Real Options Group is an international academic research center consulting to business entities. Before joining Real Options Group, Mr. Serna Cardenas was the general manager with Estudios, Consultorias y Asesorias Financieras, a Financial Consulting firm in Columbia. He has been a director of Pairstech Fund, a UK hedge Fund since 2008. Mr. Cardenas’ professional experience and background as an entrepreneur and as a financial consultant and with us, as one of our directors since 2006, have given him the expertise needed to serve as one of directors.

3 of 18

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory notes. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of the stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of relevant Board committee (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation and nominating committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nomination Committee.”)

Attendance at Committee and Board Meetings

In 2012, the Board held a total of five meetings; the Audit Committee held a total of four meetings, the Compensation Committee held a total of four meetings; and the Nominating Committee did not meet. Each of our directors attended at least 100% of the aggregate of the total number of meetings of the Board and all of the meetings of the committees of the Board on which he or she served. All of our directors attended our annual meeting of stockholders in 2012.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of Leslie Bernhard and Leonard M. Schiller. A copy of the Compensation Committee Charter has been posted on our Web site at www.milestonescientific.com.

4 of 18

Audit Committee

The Audit Committee was established to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012; and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The Audit Committee is comprised of Pablo Cardenas and Leonard M. Schiller, both of whom are independent as defined in the listing standards of the NYSE MKT and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board adopted a revised written charter for the Audit Committee in July 2005 (the “Charter”). A copy of the Charter has been posted on our Web site at www.milestonescientific.com.

Audit Committee Financial Expert

The Board has determined that Mr. Cardenas is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE MKT and Section 10A(m)(3) of the Exchange Act.

Nominating Committee

The Board formed a Nominating Committee in May 2004. The members of the Nominating Committee are Leonard M. Schiller and Leslie Bernhard.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 220 South Orange Avenue, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

5 of 18

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Nominating Committee adopted a revised written charter in July 2005, which is available to security holders on Milestone’s website at www.milestonescientific.com.

Director Independence

The Board has determined that Leonard M. Schiller, Leslie Bernhard and Pablo Felipe Serna Cardenas (the “Independent Directors”) are independent as that term is defined in the listing standards of the NYSE MKT. As disclosed above, Messrs. Cardenas and Schiller are the members of the Audit Committee and are independent for such purpose. Mr. Schiller and Leslie Bernhard are members of the Compensation and Nominating Committees and are independent for such purposes.

In determining director independence, the Board considered the option awards to the Independent Directors for the year ended December 31, 2012, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 220 South Orange Avenue, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

6 of 18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of the Named Executive Officers (defined below), Directors, Officers and Directors as a group, and all persons known by Milestone to own beneficially more than 5% of Milestone’s outstanding Common Stock.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

	March 25, 2013
	Shares of Common Stock		Percentage
Names of Benefical Owner (1)	Beneficially Owned (2)		of Ownership
Executive Officers and Directors
Leonard Osser	2,686,701	(3)	16.01%
Joseph D’Agostino	877,729	(4)	5.23%
Leonard Schiller	146,490	(5)	*
Pablo Felipe Serna Cardenas	133,262	(6)	*
Leslie Bernhard	45,000	(7)	*
All directors & executive officers as group (5 persons)	3,889,182	(8)	23.18%
K. Tucker Andersen	2,511,230		14.96%
Tom Cheng	1,002,862		5.98%

*	Less than 1%
(1)	The addresses of the persons named in this table are as follows: Leonard Osser and Joseph D’Agostino are at 220 South Orange Avenue in, New Jersey 07039; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Pablo Felipe Serna Cardenas, Via Camillo Golgi 2 Opera, Italy 20090; Leslie Bernhard, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Andersen, c/o Cumberland Associates LLC, 1114 Avenue of the Americas, New York, New York 10036; and Tom Cheng, c/o United Systems 18725 E. Gale Ave #221, City of Industry, CA 91748.
(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from March 25, 2013, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the filing of this report held by the named individual, divided by 16,781,726 outstanding shares on March 25, 2013, plus those shares underlying options exercisable within 60 days from the filing of this report held by the named individual or the group.
(3)	Includes 1,430,137 shares held by Mr. Osser or family, 1,182,493 Shares to Be Issued at the termination of his employment agreement, and 102,199 shares subject to options; 28,128 at $1.74 and 74,071 at $0.75.
(4)	Includes 343,775 shares to be issued at the termination of employment. Also 29,231 shares held by Mr. D’Agostino at March 13, 2013. Additionally, this includes 504,723 shares subject to options as follows: 60,000 shares at $0.40; 88,888 shares at $1.15; 31,646 shares at $1.58; 144,443 shares at $1.00; 153,704 shares at $0.36 and 26,042 shares at $1.28.
(5)	Includes 45,000 stock options as follows: 25,000 shares at $0.55 and 20,000 shares at $0.74.

7 of 18

(6)	Includes 45,000 stock options as follows: 25,000 shares at $0.55 and 20,000 shares at $0.74.
(7)	Includes 45,000 stock options as follows: 25,000 shares at $0.55 and 20,000 shares at $0.74.
(8)	Includes 750,834 shares of Common Stock underlying outstanding options.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table summarizes the (i) options granted under both the Milestone 2004 and 2011 Stock Option Plans, and (ii) options and warrants granted outside both the Milestone 2004 and 2011 Stock Option Plans, as of December 31, 2012. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

	Number of Securities to be issued upon	Weighted-average	Number of securities remaining available
	exercise of	exercise price of	for future issuance
	outstanding	outstanding options	under equity
	options and warrants	and warrants	compensation plan
Equity compensation plan approved by stockholders
Grants under our 2004 Stock Option Plan (1)	64,600	$2.60	685,400
Grants under our 2011 Stock Option Plan (3)	589,237	$0.55	1,410,763
Equity compensation plan not approved by stockholders (2)			Not applicable
Aggregate individual option and warrants grants	869,903	$1.15

Total	1,523,740	$0.98

(1)	In July 2004 the Board of Directors approved the adoption of the 2004 Stock Option Plan. The 2004 Stock Option Plan provides for the grant of options to purchase up to 500,000 shares of Milestone’s common stock. Options may be granted to employees, officers, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of the grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2012.

In March 2008, the Board of Directors authorized an additional 250,000 options to this Plan.

(2)	The aggregate individual option grants outside the Stock Option Plans referred to in the table above include options issued as payment for services rendered to us by outside consultants and providers of certain services. The aggregate individual warrant grants referred to in the table above include warrants granted to investors in Milestone as part of private placements and credit line arrangements.
(3)	In June 2011, the Stockholders approved the adoption of the 2011 Stock Option Plan. The 2011 Stock Option Plan provides for the grant of options to purchase 2,000,000 shares of Milestone’s Common Stock. Options may be granted to employees, directors and consultants of Milestone for the purchase of Common Stock of Milestone at a price not less than the fair market value of the Common Stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2012.

8 of 18

Stock Plan

In 2006 Milestone adopted an equity compensation plan for the issuance of up to 300,000 shares of the common stock in lieu of cash compensation for services performed by employees, officers, directors and consultants (the “2006 Stock Plan”). The purpose of the 2006 Stock Plan is to conserve cash while allowing the Company to adequately compensate existing employees, officers, directors and consultants, or new employees, officers, directors and consultants, whose performance will contribute to the long-term success and growth. Milestone believe that the availability of these shares will also strengthen the ability to attract and retain employees, officers, directors and consultants of high competence, increase the identity of interests of such people with those of the stockholders and help maintain loyalty to us through recognition and the opportunity for stock ownership. All shares granted under this plan will be at fair market value, or at a premium to that value, on the date of grant. As of December 31, 2012 there were no shares remaining under this plan.

In December 2007, the Board of Directors authorized the Company to issue up to $2 million of its Company stock to vendors or employees, and to grant them piggy back registration rights in the usual form, at a value of not less than 90% of the market value on the date of the agreement for the vendor or employee to accept said shares. Such future shares are not included in the above noted shares reserved for future issuance. At December 31, 2012 and 2011 there was $11,316, respectively, available to be issued under this plan.

The Vendor Shares were issued in reliance upon the exemption from the registration requirements of the Act, as provided in Section 4(6) and thereof, as a transaction by an issuer not involving a public offering. Milestone reasonably believed that each vendor had such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the investment, each vendor represented an intention to acquire the securities for investment only and not with a view to distribution thereof and appropriate legends were affixed to the stock certificates. No commissions were paid in connection with such issuances.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company and two non-officer key employees as of the Record Date.

Name	Age	Title
EXECUTIVE OFFICERS
Leonard A. Osser	65	Chief Executive Officer and Director
Joseph D’Agostino	61	Chief Financial Officer
KEY EMPLOYEES
Eugene Casagrande, D.D.S.	69	Director of Professional Relations
Mark Hochman, D.D.S.	55	Director of Clinical Affairs

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Osser whose business experience is discussed above).

Joseph D’Agostino, Chief Financial Officer and Chief Operating Officer

Joining Milestone in January 2008 as Acting CFO, Joseph D’Agostino brings to Milestone a wealth of finance and accounting experience earned over 25 years serving both publicly and privately held companies. Following a nine month performance assessment by the Board of Directors, Mr. D’Agostino was officially named Milestone’s Chief Financial Officer in October 2008. Mr. D’Agostino was giving the additional position of Chief Operating Officer in September 2011. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance, operations and financial and tax accounting. Immediately prior to joining Milestone, Mr. D’Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China. Previous executive posts also included Executive Vice President and CFO of Haynes Security, Inc., a leading electronic and manned security solutions company serving government agencies and commercial enterprises; Executive Vice President of Finance and Administration for Casio, Inc., the U.S. subsidiary of Casio Computer Co., Ltd., a leading manufacturer of consumer electronics with subsidiaries throughout the world; and Manager of Accounting and Auditing for Main Hurdman’s National Office in New York City (merged into KPMG). Mr. D’Agostino is a Certified Public Accountant and holds memberships in the American Institute of CPA’s, New Jersey Society of CPA’s, Financial Executive Institute, Consumer Electronics Industry Association and Homeland Security Industry Association. He is a graduate of William Paterson University where he earned a Bachelor of Arts degree in Science.

9 of 18

Dr. Eugene Casagrande, Director of International & Professional Relations

Since 1998, Dr. Casagrande has served as Director of International and Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for the Company. He has also lectured both nationally and internationally at over 35 dental schools and in over 22 countries on Computer-Controlled Local Anesthesia Delivery. Dr. Casagrande is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists and has served on the faculty of the University of Southern California, School of Dentistry.

Mark Hochman, D.D.S., Director of Clinical Affairs

Dr. Hochman has served as Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctorate of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He holds a faculty appointment as a clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Instruments, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone.

There are no family relationships among any of our directors or executive officers.

COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2012 and 2011 by (i) Milestone’s CEO and (ii) the most highly compensated executive officers, other than the CEO who were serving as executive officers at the end of the 2012 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

NAME AND PRINCIPAL POSITION	YEAR	Salary	Bonuses		Other Compensation	Option Awards (2)	Total
Leonard A. Osser
Chief Executive Officer	2012	$300,000	$200,000	(1)	$29,831	$100,000	$629,831
	2011	$300,000	$400,000	(1)	$75,708	$—	$775,708
Joseph D’Agostino	2012	$171,600	$50,000	(3)	$29,609	$100,000	$351,209
Chief Financial Officer	2011	$171,600	$100,000	(3)	$27,442	$100,000	$399,042

(1)	Payment of $100,000 of the bonuses have been deferred and will be paid in common stock upon the termination of his employment with the Company in accordance with the terms of his employment agreement. Other compensation represents payments made for personal use of corporate apartment, health insurance coverage and car allowance.
(2)	The amounts in this column reflect the fair value of the options at date of grant. For details used in the assumption calculating the fair value of the option reward, see Note B to the Financial Statements for the year ended December 31, 2012 and 2011, which is located on pages F-7 through F-11 of this Report. Compensation cost is generally recognized over the vesting period of the award. See the table below entitled “Outstanding Equity Awards at December 31, 2012.

10 of 18

(3)	Payment of the bonuses have been deferred and will be paid in common stock upon the termination of his employment with the Company in accordance with the terms of his employment agreement. Other compensation represents payments made for health insurance coverage and car allowance.

Employment Contracts

As of September 1, 2009, the Company entered into a five-year employment agreement with Leonard Osser as its Chief Executive Officer. The term of the 2009 agreement is automatically extended for successive one-year periods unless prior to August 1 of any year, either party notifies the other that he or it chooses not to extend the term. Under the 2009 agreement, the CEO receives base compensation of $300,000 per year. In addition, the CEO, may earn annual bonuses up to an aggregate of $400,000, payable one half in cash and one half in common stock, contingent upon achieving targets set for each year by the Compensation Committee. In addition, if in any year of the term of the agreement the CEO earns a bonus, he shall also be granted five-year stock options to purchase twice the number of bonus shares earned. Each such option is to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110%) of the fair market value if the CEO is a 10% or greater stockholder on the date of grant. The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while the CEO is employed by Milestone or within 30 days after the termination of his employment. In 2012 the CEO waived the option component of his bonus for that year.

In accordance with the employment contract, 1,182,493 shares of common stock are to be paid out at the end of the contract in settlement of $1,208,333 at December 31, 2012 and 1,025,735 shares of common stock are to be paid out at the end of the contract in settlement of $1,058,333 at December 31, 2011 of accrued deferred compensation and, accordingly, such shares have been classified in stockholders’ equity with the common shares classified as to be issued.

This 2009 agreement suspended the previous 2008 employment with 40-months remaining in its term. Under the 2008 agreement Mr. Osser is employed as an executive, but not the CEO. In March 2013, the 2008 agreement was amended to extend its remaining term to 120-months.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board of Directors.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone’s common stock is subject to a variety of factors outside of the control. Milestone does not have an exact formula for allocating between cash and non-cash compensation.

11 of 18

Annual chief executive officer compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the chief executive officer for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The chief executive officer receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee. The chief executive officer’s current and prior compensation is considered in setting future compensation. In addition, Milestone reviews the compensation practices of 28 other companies. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

Outstanding Equity Awards at December 31, 2012

The following table includes certain information with respect to the value of all unexercised options previously awarded to the Named Executive Officers.

	2012 Options Awards				Stock Awards
	Number of Securities	Number of Securities			Number of Shares or	Market Value of Number
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option Expiration	Units of Stock that	of Shares or Units of Stock
Name	Options (#) Exercisable (1)	Options (#) Unexercisable (1)	Price ($)	Date	have not vested (#) (2)	that have not vested (#) (3)
Leonard Osser	74,071	59,263	$0.75	1/9/2017	1,182,493	$1,714,615
	28,128	14,065	$1.74	12/17/2014
	0	73,333	$1.40	11/2/2014
Joseph D’Agostino	26,042	52,084	$1.28	12/28/2017	343,775	$498,474
	153,704	124,074	$0.36	12/31/2016
	77,777	22,223	$1.00	12/20/2015
	66,666	33,334	$1.00	12/20/2015
	38,888	11,112	$1.15	12/17/2014
	31,646	—	$1.58	12/17/2014
	50,000	—	$1.15	9/1/2014
	60,000	—	$0.40	3/31/2014

Total	504,723	242,827

(1)	Represents stock option grants at fair market value on the date of grant.
(2)	Issuance of the shares of common stock has been deferred until the termination of his employment with the Company in accordance with the terms of his employment agreement.
(3)	Based on the closing price per share of $1.45 as reported on the OTCQB on December 31, 2012.

Compensation of Directors

Milestone issued company shares as compensation to its independent directors in 2012 as stated below in the compensation table. On June 6, 2012 Milestone approved annual compensation to its directors in the amount of $30,000, one half payable in common stock shares and one half in cash. On June 6, 2012, $15,000 of common shares were issued to each independent director.

The following table provides compensation information for the year ended December 31, 2012 for each of the independent directors. Directors are reimbursed for the costs relating to attending board and committee meetings.

12 of 18

Director Compensation

	2012	Fees Earned or
Name	Stock Awards (1)	Paid in Cash ($)	Total ($)
Leonard M. Schiller	$15,000	$15,000	$30,000
Leslie Bernhard	$15,000	$15,000	$30,000
Pablo Felipe Serna Cardenas	$15,000	$15,000	$30,000

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance with the FASB ASC Topic 718.
(2)	At December 31, 2012, each of Ms. Bernhard and Messrs. Schiller and Cardenas held options exercisable for 45,000 stock options as follows: 25,000 shares at $0.55 and 20,000 shares at $0.74.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(ITEM 2 ON THE PROXY CARD)

General

We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 3.

The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board. The “Executive Compensation” section of this Proxy Statement describes in detail our executive compensation programs with respect to the fiscal years ended December 31, 2012 and December 31, 2011.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation of the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 3 overrules any decision by the Company or the Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board (or any committee thereof). However, management and the Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

13 of 18

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 2.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Named Executive Officers.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

(ITEMS 3 ON THE PROXY CARD)

General

In Proposal No. 2, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal No. 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and Milestone to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board believes that an executive compensation advisory vote should be held every three years, and therefore our Board recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

Vote Required and Recommendation

On this non-binding matter, a stockholder may vote to set the frequency of the “say on pay” vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

Recommendation of the Board

The Board recommends that stockholders vote to hold advisory votes on executive compensation “EVERY THREE YEARS”.

14 of 18

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2012.

Certain Relationships and Related Transactions and Director Independence

On June 28, 2007 the Company secured a $1 million line of credit from K. Tucker Andersen, a stockholder, beneficially owning approximately 18% of the Company’s outstanding stock. This borrowing was amended to $1,300,000 as of September 30, 2008 under the same terms and conditions as the original. In December 2009, the Company converted the $1.3 million principal amount of the borrowing under the line of Credit into 822,785 shares of Common Stock at a price of $1.58 per share. Additionally, the interest due on the principal is payable over a two year period (quarterly payments of $23,000). Interest continues to accrue and no payment were made in 2012 and $23,000 was paid in 2011.

The Company borrowed an additional $450,000 from the same stockholder in 2008. The borrowing was originally on short term loan with a maturity date of January 19, 2009. In December 2008 and again on June 30, 2011, this borrowing was refinanced with the shareholder with a due date of January 3, 2014. The borrowing includes a twelve percent interest rate, interest compound quarterly, with interest and principle due at the maturity. Further, the note provides for the issuance of warrants to the stockholder that is exercisable for five years at the price of $0.32 per share for 45,000 shares of stock. The warrants were valued using the Black-Scholes model and are reflected as a discount against the debt. These warrants expired in June 2012. The Company did not have any other related party transactions pursuant to Item 404 of Regulation S-K of the Exchange Act. Milestone has adopted a policy that, in the future, the Audit Committee must review all transactions with any officer, director or 5% stockholder. The amount outstanding to the stockholder was $450,000 for both years ending December 31, 2012 and 2011. Interest expense accrued on this debt was $87,016 and $77,722 for the years ended December 31, 2012 and 2011, respectively.

Tom Cheng, a beneficial owner of approximately 6% of our issued and outstanding common shares, is a supplier of handpieces to the Company. Mr. Cheng is also an investor along with 3H Bejing, in a 50 percent ownership in the Medical Joint Venture with the Company, entered into in March 2011, to develop intra-articular and epidural drug delivery instruments utilizing Milestone’s patent CompuFlo technology.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

15 of 18

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2012, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from Milestone and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Milestone Annual Report on
Form 10-K for the fiscal year ended December 31, 2012.

Submitted by the Audit Committee

Pablo Felipe Serna Cardenes

Leonard Schiller

PROPOSAL 4

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 4 ON THE PROXY CARD)

Holtz Rubenstein Reminick LLP has been our independent auditor since September 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2012. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of Milestone’s accounts for the 2013 fiscal year. However, the Board is submitting this matter to Milestone’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone and the stockholders.

Recommendation of the Board

The Board recommends that the stockholders vote FOR advisory approval of the appointment of the independent auditor.

Audit Committee Matters and Fees Paid to Independent Auditors

Audit Fees

Milestone incurred audit and financial statement review fees totaling $151,307 and $132,033 for 2012 and 2011, respectively, from Holtz Rubenstein Reminick LLP, the principal accountant for 2012 and 2011.

Audit Related Fees

There were no audit related fees to the principal accountant Holtz Rubenstein Reminick LLP in 2012 and 2011.

Tax Fees

There were no fees for services related to tax compliance, tax advice and tax planning billed by the principal accountant in 2012 and 2011.

16 of 18

All Other Fees

There were no other fees billed during 2012 and 2011 by Milestone’s principal accountants.

Audit Committee Administration of the Engagement

The engagement with Holtz Rubenstein Reminick LLP, the principal accountants, was approved in advance by the Board and the Audit Committee. There were no non-audit or non-audit related services were approved by the Audit Committee in 2012.

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company’s independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal for consideration at the Annual Meeting of stockholders in 2014 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2014 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than December 6, 2014. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 22, 2014. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to our Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

17 of 18

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at https://materials.proxyvote.com/59935P. On April 5, 2013, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you will not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12 digit control number located on the proxy card or notice.

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston, New Jersey 07039.

*******

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on May 23, 2013:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

*******

By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Livingston, New Jersey

April 5, 2013

18 of 18

THIS PAGE INTENTIONALLY LEFT BLANK

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> May 23, 2013 .

Meeting Information

MILESTONE SCIENTIFIC INC. Meeting Type: Annual <mtgtype> Meeting

For holders as of: March <recdate> 25, 2013

Date: May 23, 2013 Time: 9:00 <mtgtime> AM EDT Location: The Offices of Brown Rudnick LLP

7 Times Square New York, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions  and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.



Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 LEONARD OSSER 02 LEONARD SCHILLER 03 LESLIE BERNHARD 04 PABLO F S CARDENAS

The Board of Directors recommends you vote FOR the following proposal(s):

2. Approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

3. Approval of the non-binding advisory vote on the frequency of an advisory vote on executive compensation.

4. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as the Company’s Independent Auditors for the fiscal year ending December 31, 2013.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Ti me the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

MILESTONE SCIENTIFIC INC.

220 SOUTH ORANGE AVENUE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

LIVINGSTON, NJ 07039 If you would like to reduce the costs incurred by our company in mailing proxy

ATTN: LAURA KAUNITZ materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the

The Board of Directors recommends you vote

FOR the following: nominee(s) on the line below.

0 0 0

1. Election of Directors

Nominees

01 LEONARD OSSER 02 LEONARD SCHILLER 03 LESLIE BERNHARD 04 PABLO F S CARDENAS

The Board of Directors recommends that you vote FOR proposals 2 and 4 and FOR “3 Years” on proposal 3. For Against Abstain

2. Approval of the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers. 0 0 0

1 year 2 years 3 years Abstain

3. Approval of the non-binding advisory vote on the frequency of an advisory vote on executive compensation. 0 0 0 0

For Against Abstain

4. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as the Company’s Independent Auditors for the fiscal 0 0 0 year ending December 31, 2013.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0 (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

MILESTONE SCIENTIFIC INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON MAY 23, 2013

The undersigned hereby appoints Leonard Osser and Joseph D’Agostino, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the “Company”) to be held on May 23, 2013, at 9:00 a.m., ET, at Brown Rudnick LLP, 7 Times Square, New York, NY and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side